                                                                 EXHIBIT 10.27


                        ASSIGNMENT OF LEASEHOLD INTEREST
                            WITH CONSENT OF LANDLORD

       THIS AGREEMENT, is made this 31st day of May, 1996, by and between METRO CENTER ASSOCIATES, L.P. a NEW MEXICO LIMITED PARTNERSHIP by and through its managing agent BGK ASSET MANAGEMENT CORP., a NEW MEXICO Corporation (hereinafter "Landlord"), DR. STEPHEN GRAHAM d.b.a. ALBUQUERQUE CORRECTIVE
EYE SURGERY, a NEW MEXICO Corporation (hereinafter "Tenant") TRUEVISION
LASER CENTERS OF ALBUQUERQUE, INC. a NEW MEXICO Corporation (hereinafter "TrueVision") and TRUEVISION LASER CENTERS, INC. a NEVADA CORPORATION), (hereinafter "Guarantor")

                                RECITALS:
I. Landlord interest is with that certain Lease Agreement dated September 12, 1995, by and between Metro Center Associates, L.P. (therein "Landlord") and Dr. Stephen Graham, d.b.a. Albuquerque Corrective Eye Surgery, a New Mexico Corporation (therein "Tenant"), hereinafter "the Lease Agreement".

II. A true, accurate and complete copy of the Lease Agreement is attached hereto and made a part of hereof as EXHIBIT "A".

III. Tenant desires to assign its Leasehold interest (rights, title and obligations) in and to the Lease Agreement to TrueVision. Included with the Leasehold interest, TrueVision will assume the additional Tenant Improvements Loan as defined in the Second Amendment to Lease dated September 12, 1996, which is attached hereto and made a part hereof as Exhibit "B".

In consideration of the mutual promises, covenants and conditions herein contained and other valuable consideration the receipt of which is hereby acknowledged, the parties hereto intending to be legally bound agree, as follows:

       1. That Tenant does hereby assign all of its rights, title and interest in and to the Lease Agreement unto TrueVision, including all of its right, title and interest in and to any prepaid rent and/or security deposit paid in connection with the Lease Agreement.

       2. That, TrueVision does hereby accept said assignment of the Lease herein made by Tenant and does hereby covenant and agree to keep and perform all the said terms, covenants, agreement and conditions contained within the Lease Agreement to be kept and performed by Tenant.

       3. That Landlord does hereby grant its consent to Tenant in the making of the assignment of the Lease Agreement unto TrueVision and does hereby accept TrueVision as the successor in interest of Tenant in and to the Lease Agreement.

       4. That, Guarantor does hereby guarantee the faithful and timely performance of all terms, covenants, conditions and agreements to be kept and performed by TrueVision under the Lease Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day, month and year first above written.

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ASSIGNMENT OF LEASEHOLD INTEREST
WITH CONSENT OF LANDLORD




STATE OF CALIFORNIA)
                   )SS.
COUNTY OF SAN DIEGO)

       It is hereby acknowledged that the above Lease Assignment was sworn to and executed before me on this 31st day of May 199_ by John Homan as President of or and on behalf of TrueVision Laser Centers, Inc., Guarantor.

                                                 /s/ CHARLOTTE MITCHELL
                                                __________________________
                                                    NOTARY PUBLIC
                         12/4/97
My Commission Expires: _____________



STATE OF NEW MEXICO)
                   )SS.
COUNTY OF BERNALILLO)


       It is hereby acknowledged that the above Lease Assignment was sworn to and executed before me on this 31st day of May 1996 by Linda C. Gutierrez, as President of BGK Asset Management Corp. or and on behalf of Metro Center Associates, L.P.
                                                   /s/ GENOVA R. KEITH
                                                ___________________________
                                                     NOTARY PUBLIC
                         July 21,1998
My Commission Expires: ______________